UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) May 2, 2005

                               ATA Holdings Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

            000-21642                               35-1617970
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   (Commission File Number)                  (IRS Employer Identification No.)

     7337 West Washington Street
       Indianapolis, Indiana                              46231
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 (Address of Principal Executive Offices)               (Zip Code)

                                   (317) 282-4000
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                   (Registrant's Telephone Number, Including Area Code)

                                   Not Applicable
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              (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

     On May 2, 2005, ATA Holdings Corp. (the "Company") filed the monthly operating report for the period from March 1, 2005 through March 31, 2005 with the United States Bankruptcy Court for the Southern District of Indiana in connection with the voluntary petitions for reorganization of the Company and certain subsidiaries under Chapter 11 of Title 11 of the United States Bankruptcy Code (Case No. 04-19866 (jointly administered)). A copy of the monthly operating report is provided hereunder as Exhibit 99.



Item 9.01 Financial Statements and Exhibits.

     (c)      Exhibits


     Exhibit  Description

     99 Monthly Operating Report of ATA Holdings Corp. for the period March 1, 2005 through March 31, 2005

     Certain of the information contained in this report should be considered "forward-looking statements" within the meaning of the Private Securities
Litigation Reform Act of 1995 that reflect the Company's current views with respect to certain current and future events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environments which may cause the actual results of the Company to be materially different from any future results expressed or implied in such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 case; risks associated with third parties seeking and obtaining bankruptcy court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the case to a Chapter 7 case; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 case on the Company's liquidity or results of operations; the ability of the Company to fund and execute its business plan and to attract, motivate and/or retain key executives and associates; the ability of the Company to attract and retain customers; demand for transportation in the markets in which the companies operate; economic conditions; the effects of any hostilities or act of war; labor costs; aviation fuel costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; and other risks and uncertainties set forth from time to time in the Company's reports to the United States Securities and Exchange Commission.

                                       2.
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     Similarly,   these  and  other   factors,   including   the  terms  of  any
reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies, and it is possible that the Company will be restructured in a manner that will substantially reduce or
eliminate  any  remaining  value.  Accordingly,   the  Company  urges  that  the
appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

                                       3.






















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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ATA HOLDINGS CORP.

Date: May 2, 2005                By: /s/ Brian T. Hunt

                                 Name:  Brian T. Hunt
                                 Title: Senior Vice President & General Counsel